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EXHIBIT 23.1

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement of Coherent, Inc. on Form S-8 of our report dated November 4, 2002 (December 6, 2002 as to Note 17), appearing in the Annual Report on Form 10-K of Coherent, Inc. for the year ended September 28, 2002.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
April 4, 2003

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  EXHIBIT 23.1
CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS